Portions of this exhibit have been omitted and filed separately with the Securities and Exchange Commission pursuant to a confidential treatment request. Omissions are designated as ***.
Exhibit 10.3

RESTRICTIVE COVENANTS AGREEMENT
THIS RESTRICTIVE COVENANTS AGREEMENT (this "Agreement"), is made with an effective date of February 27, 2013, by and between Strides Arcolab Limited, a public limited company under the laws of India ("SAL"), Mylan Inc., a Pennsylvania corporation (the "Purchaser") and Arun Kumar and Pronomz Ventures LLP (each, a "Promoter" and collectively, the "Promoters").
W I T N E S S E T H:
WHEREAS, each of the Promoters owns a substantial interest in the issued and outstanding share capital of SAL;
WHEREAS, SAL is the sole legal and beneficial owner of the entire issued and outstanding share capital (the "Agila India Shares") of Agila Specialties Private Limited, a company incorporated in the Republic of India ("Agila India");
WHEREAS, SAL is the sole legal and beneficial owner of the entire issued and outstanding share capital of Agila Specialties Asia Private Limited, a company incorporated in the Republic of Singapore ("Singapore Seller");
WHEREAS, Singapore Seller is the sole legal and beneficial owner of the entire issued and outstanding share capital (the "Agila Global Shares") of Agila Specialties Global Pte Ltd., a limited private company incorporated in the Republic of Singapore ("Agila Global");
WHEREAS, that certain Sale and Purchase Agreement of even date herewith (the "Agila India SPA") entered into by and among SAL, the Purchaser and the Promoters provides that SAL shall sell, and the Purchaser shall purchase, the Agila India Shares, subject to the terms and conditions set forth therein;
WHEREAS, that certain Sale and Purchase Agreement of even date herewith (the "Agila Global SPA") entered into by and among the Singapore Seller, the Purchaser and the Promoters, provides that the Singapore Seller shall sell, and the Purchaser shall purchase, the Agila Global Shares, subject to the terms and conditions set forth therein;
WHEREAS, as a material inducement to the consummation of the transactions contemplated by each of the Agila India SPA and the Agila Global SPA, the Purchaser is requiring that SAL and each of the Promoters enter into this Agreement with the Purchaser as further consideration for the Purchaser's entering into each of the Agila India SPA and the Agila Global SPA; and

WHEREAS, SAL and the Purchaser acknowledge that, but for the agreement of SAL to comply with the covenants herein, the Purchaser would not have entered into each of the Agila India SPA and the Agila Global SPA.
NOW, THEREFORE, in consideration of the covenants and agreements hereinafter set forth and for other good and valuable consideration, the parties hereto agree as follows:

1.
Definitions; Interpretation. Unless otherwise indicated, capitalized terms not defined herein shall have the same meanings as in the Agila Global SPA and references to Clause or Schedule numbers in this Agreement shall be to the respective Clause or Schedule numbered as such in the Agila Global SPA. The provisions of paragraph 2 of Schedule 12 (Definitions and Interpretation) shall apply to this Agreement mutatis mutandis. All references herein to "the date of this Agreement" or "the date hereof" or other similar phrases shall be interpreted and construed as references to its effective date of February 27, 2013; and (ii) all references to the date of this Agreement in any other Transaction Document shall be interpreted and construed as references to such effective date.

2.
Consideration. Each of the Promoters and SAL confirm that the cash to be paid by the Purchaser to SAL in exchange for the Agila India Shares and by the Purchaser to Singapore Seller in exchange for the Agila Global Shares is adequate consideration for their respective agreements under this Agreement.

3.	Warranties of SAL: SAL hereby represents and warrants to the Purchaser:

3.1
it is a public limited company, duly established and validly existing under the laws of India and has the power to own its assets and carry on its business as it is being conducted as at the date hereof;

3.2	the obligations expressed to be assumed by it under this Agreement are legal, valid, binding and enforceable obligations;

3.3
it has full power and authority to enter into, execute and deliver this Agreement and to perform its obligations hereunder, and has taken all necessary action to authorise its entry into, performance and delivery of, this Agreement and the transactions contemplated by it;

3.4
any and all authorizations (of whatever kind) required or necessary to enable it lawfully to enter into, and exercise its rights and comply with its obligations pursuant to, this Agreement have been obtained or effected and are in full force and effect; and

3.5
neither the execution and the delivery of this Agreement, nor the performance by SAL of its obligations hereunder, will violate or conflict with any Applicable Law, statute, regulation, rule, injunction, judgment, order, decree or ruling of any Governmental Authority to which SAL is subject, or any provision of its organizational

*** Denotes confidential information that has been omitted from this exhibit and filed separately with the Securities and Exchange Commission.

or constitutional documents or any agreement, deed or instrument binding on it or any of its assets to which SAL is party.

4.	Promoter Warranties: Each Promoter hereby represents and warrants to the Purchaser:

4.1
with respect to Pronomz Ventures LLP only, it is limited liability partnership, duly established and validly existing under the laws of India and has the power to own its assets and carry on its business as it is being conducted as at the date hereof;

4.2	the obligations expressed to be assumed by it under this Agreement are legal, valid, binding and enforceable obligations;

4.3
it has full power and authority to enter into, execute and deliver this Agreement and to perform its obligations hereunder, and has taken all necessary action to authorise its entry into, performance and delivery of, this Agreement and the transactions contemplated by it;

4.4
any and all authorizations (of whatever kind) required or necessary to enable it lawfully to enter into, and exercise its rights and comply with its obligations pursuant to, this Agreement have been obtained or effected and are in full force and effect; and

4.5
neither the execution and the delivery of this Agreement, nor the performance by it of its obligations hereunder, will violate or conflict with any Applicable Law, statute, regulation, rule, injunction, judgment, order, decree or ruling of any Governmental Authority to which it is subject or any agreement, deed or instrument binding on it or any of its assets to which it is party.

5.	Protection of Purchaser's Interests

5.1	In this Section 5:

5.1.1	"Competing Business" means developing, manufacturing, distributing, marketing or selling any injectable, parenteral, ophthalmic or oncology pharmaceutical products for human use anywhere in the world.

5.1.2	"Recognised Stock Exchange" has the meaning given to it in section 1137 of the CTA 2010 and shall include each of the Bombay Stock Exchange and the National Stock Exchange, India.

5.1.3	"Seller's Group" means the group of companies comprising SAL and any Subsidiary of SAL and any of their respective Affiliates.

5.2	Subject to Section 5.7, each of the Promoters and SAL covenants with the Purchaser that from Completion:

5.2.1	until the expiration of *** from Completion, no member of the Seller's Group nor any of the Promoters shall (whether alone or jointly with another and

*** Denotes confidential information that has been omitted from this exhibit and filed separately with the Securities and Exchange Commission.

whether directly or indirectly) carry on or be engaged, concerned or interested economically or otherwise in any manner in a Competing Business save that the Promoters (severally) and the Seller's Group may purchase or hold purely for financial investment purposes:

(A)
up to *** of the securities (or any class of securities) of any company whose securities are quoted or dealt on a Recognised Stock Exchange, provided that they do not grant, directly or indirectly, management functions or any material influence in that company; and

(B)
up to *** of the securities (or any class of securities) of a company whose securities are not so quoted or dealt, provided that they do not grant, directly or indirectly, management functions or any material influence in that company; and

5.2.2
until the expiration of *** from Completion, no member of the Seller's Group nor any of the Promoters shall (whether alone or jointly with another and whether directly or indirectly) solicit from any Group Company any Person who is or was at any time during the prior *** period, a Senior Employee with a view to inducing that Person to leave such employment or engagement with any Group Company or solicit or offer to employ any Person employed by the Purchaser or any of its Affiliates. Nothing in this Section is intended to restrict the ability of either of the Promoters or any member of the Seller's Group from:

(A)	soliciting or employing any Senior Employee whose employment was terminated more than *** prior to such date or has ceased to be employed by any member of the Group for at least ***; or

(B)	publishing and hiring through general advertisements or solicitation not specifically targeted to such Senior Employee.

5.3	For the purposes of Section 5.2.1(A) and 5.2.1(B), any transactions undertaken by members of the Seller's Group shall be aggregated and treated as undertaken by a single member.

5.4
The Purchaser covenants with SAL that until the Completion Date (or, if Completion does not take place in accordance with this Agreement, until the *** of the Longstop Date) neither the Purchaser, nor any of its Affiliates, shall solicit from any Group Company any Person who is a Senior Employee with a view to inducing that Person to leave such employment or engagement with any Group Company. Nothing in this Section is intended to restrict the ability of the Purchaser, nor any of its Affiliates, from:

5.4.1	soliciting or employing any Senior Employee whose employment was terminated *** prior to such date or has ceased to be employed by any

*** Denotes confidential information that has been omitted from this exhibit and filed separately with the Securities and Exchange Commission.

member of the Group, the Agila Group or any member of the Seller's Group for ***; or

5.4.2	publishing and hiring through general advertisements or solicitation not specifically targeted to such Senior Employee.

5.5	The restrictions entered into by:

5.5.1
SAL, the members of the Seller's Group and each Promoter in Section 5.2 are given to the Purchaser for itself and to its Affiliates and for each Group Company. SAL and each Promoter agrees that any of the Purchaser's Affiliates and any Group Company shall be able to enforce this provision against SAL, the members of the Seller's Group and such Promoter; and

5.5.2
the Purchaser in Section 5.3 are given to SAL for itself and for each member of the Seller's Group. The Purchaser agrees that any member of the Seller's Group shall be able to enforce this provision against the Purchaser.

5.6
SAL and each Promoter hereby acknowledges that each restriction entered into by SAL and each Promoter is an entirely independent restriction and is no greater than is reasonably necessary to protect the interests of the Purchaser and its Affiliates and does not bear harshly upon it.

5.7	Notwithstanding this Section 5, the Promoters and members of the Seller's Group (and Akorn in relation to Section 5.7.6) (as applicable) may undertake the following:

5.7.1	***

5.7.2	***

5.7.3	***

5.7.4	***

5.7.5	***

5.7.6	***

5.7.7	***

5.7.8	***

5.7.9	***

5.8
Following Completion, and for a period of *** from the Completion Date, save as permitted by Clause 5.2.1, the Promoters shall be prohibited from acquiring any interest in, partnering with, forming a joint venture with, merging or combining with (a "Combination Transaction") a business which develops, manufactures, distributes, markets or sells Relevant Products (a "Competing Business"). However, either of the Promoters may enter into a Combination Transaction with a

*** Denotes confidential information that has been omitted from this exhibit and filed separately with the Securities and Exchange Commission.

Person where a Competing Business contributes less than 7.5% of its annual revenue, or *** (the "Competing Division"). In such case, the relevant Promoter must ensure that the Competing Division is disposed of as soon as practicable and in any event within *** from the date the relevant interest was acquired. The Purchaser agrees that, provided the Promoter complies with this provision, it will not be deemed to be in breach of Section 5.2 in connection with the acquisition of such interest.

6.
Remedies. Each of the Promoters and SAL acknowledges, stipulates and agrees that irreparable injury may result to the Purchaser and its Affiliates in the event of a breach of any of the covenants or agreements contained herein, and each of the parties agrees that in the event of any such breach or threatened breach of any of the provisions set forth herein, the Purchaser shall be entitled, in addition to any other remedies available to it (including without limitation damages and any right of offset), to seek a preliminary injunction, permanent injunction or other injunctive relief, without posting any bond or other security, compelling such Promoter or SAL or member of the Seller's Group, as applicable, to comply with any and all such provisions. Nothing herein contained shall be construed as an election of remedies or as a waiver of any right available to the Purchaser under this Agreement or the Applicable Law, including the right to seek damages from any or all of the Promoters, SAL and members of the Seller's Group for a breach of any provision of this Agreement, nor shall this Section 6 be construed to limit the rights or remedies available under Applicable Law for any violation of any provision of this Agreement.

7.
Severability. It is the desire and intent of the parties that the covenants and agreements set forth in this Agreement will be enforced to the fullest extent permissible under the Applicable Laws and public policies applied in each jurisdiction in which enforcement is sought and the parties agree that, whenever possible, each provision and term of this Agreement will be interpreted in a manner to be effective and valid, but if any provision or term of this Agreement is held to be prohibited by Applicable Law or otherwise invalid, then such provision or term will be ineffective only to the extent of such prohibition or invalidity, without invalidating or affecting in any manner whatsoever the remainder of such provision or term or the remaining provisions or terms of this Agreement. If any of the covenants or agreements set forth in this Agreement are held to be unreasonable, arbitrary or against public policy, such covenants will be considered divisible with respect to scope, time and geographic area, and in such lesser scope, time and geographic area, will be effective, binding and enforceable against the applicable Person.

8.	Notices. The provisions of Clause 17 (Notices) of the Agila India SPA shall apply to this Agreement mutatis mutandis.

9.
Governing Law. This Agreement, and all claims or causes of action (whether in contract or tort) that may be based upon, arise out of or relate to this Agreement or the negotiation, execution or performance of this Agreement shall be governed by and construed in accordance with the internal Laws of the State of New York.

*** Denotes confidential information that has been omitted from this exhibit and filed separately with the Securities and Exchange Commission.

10.	Arbitration. The provisions of Clause 19 (Arbitration) shall apply to this Agreement mutatis mutandis.

11.
Mutual Drafting. The parties have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement.

12.
Assignment. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and permitted assigns. No assignment of this Agreement or of any rights or obligations hereunder may be made by any party, directly or indirectly (by operation of law or otherwise), without the prior written consent of the other parties hereto and any attempted assignment without the required consents shall be void, provided that the Purchaser shall have the right to assign any of its rights under this Agreement to any of its Affiliates. No assignment of any obligations hereunder shall relieve the assigning party of any such obligations or of any liability for any breach by such party or such party’s assignee of any such obligations.

13.
Entire Agreement. This Agreement, the Agila India SPA, the Agila Global SPA and the other Transaction Documents represent the entire understanding and agreement between the parties hereto with respect to the subject matter hereof. This Agreement can be amended, supplemented or changed, and any provision hereof can be waived, only by written instrument making specific reference to this Agreement signed by the party against whom enforcement of any such amendment, supplement, modification or waiver is sought. No action taken pursuant to this Agreement, including any investigation by or on behalf of any party, shall be deemed to constitute a waiver by the party taking such action of compliance with any representation, warranty, covenant or agreement contained herein. The waiver by any party hereto of a breach of any provision of this Agreement shall not operate or be construed as a further or continuing waiver of such breach or as a waiver of any other or subsequent breach. No failure on the part of any party to exercise, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of such right, power or remedy by such party preclude any other or further exercise thereof or the exercise of any other right, power or remedy.

14.
Amendment and Restatement. In consideration for accepting the rights and assuming the obligations ascribed to them under this Agreement, the parties hereby agree that the Original Agreement shall be amended and restated in its entirety in the form set out in this Agreement. The parties hereby agree that this Agreement is executed on 5 April 2013 but that for all purposes it shall have an effective date of 27 February 2013. For purposes hereof, "Original Agreement" means the agreement dated 27 February 2013 made between the parties regarding the restrictive covenants set forth herein.

*** Denotes confidential information that has been omitted from this exhibit and filed separately with the Securities and Exchange Commission.

15.
Counterparts. This Agreement may be executed in any number of counterparts, including by means of facsimile, each of which will be deemed to be an original copy of this Agreement and all of which, when taken together, will be deemed to constitute one and the same agreement.

[THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK.]

*** Denotes confidential information that has been omitted from this exhibit and filed separately with the Securities and Exchange Commission.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be amended and restated as of 5 April 2013 but with an effective date of 27 February 2013.

PURCHASER:

MYLAN INC.

By:	/s/ Heather Bresch
Name:	Heather Bresch
Title:	Chief Executive Officer and Authorized Signatory

SAL:

STRIDES ARCOLAB LIMITED

By:	/s/ Arun Kumar
Name:	Arun Kumar
Title:	Managing Director and Authorized Signatory

PROMOTERS:

ARUN KUMAR
By:	/s/ Arun Kumar
Name:	Arun Kumar

PRONOMZ VENTURES LLP

By:	/s/ Arun Kumar
Name:	Arun Kumar
Title:	Partner and Authorized Signatory